Cash Reserves Fund Institutional

Supplement to the currently effective prospectus

--------------------------------------------------------------------------------


In the "Important information about buying and selling fund shares" section of the fund's prospectus, the seventh paragraph on page 21 and the first paragraph on page 22 are replaced with the information below, and the third paragraph on page 23 is deleted.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.













               Please Retain This Supplement for Future Reference

August 5, 2005
SMF-3666